VIA HAND DELIVERY



Mr. Vince McMahon
14 Hurlingham Drive
Greenwich, CT   06831

RE: WORLD WRESTLING FEDERATION ENTERTAINMENT, INC. ("WWFE") -W-VINCENT K. MCMAHON/FIRST AMENDMENT TO BOOKING CONTRACT

Dear Vince:

Reference is made to that certain agreement between the parties dated February 15, 2000 and made effective January 1, 2000 ("Agreement"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to amend the Agreement as follows ("First Amendment").

1. The parties hereby agree to replace paragraph 7.1 of the Agreement in its entirety as follows:

     "7.1 (a) Provided that TALENT fulfills all obligations and warranties and provided TALENT does not breach any of the terms of this Agreement, PROMOTER guarantees TALENT that the total of the payments made to TALENT shall amount in the aggregate to be no less than Eight Hundred Fifty Thousand US Dollars ($850,000.00) for each Contract Year of this Agreement, retroactive to May 1, 2001 (referred to hereinafter as "Minimum Annual Compensation"), which shall be payable in fifty-two (52) equal weekly installments. In calculating such Minimum Annual Compensation, PROMOTER shall credit any payments earned by TALENT under the paragraphs of this
     Section 7 against the Minimum Annual Compensation. For the purposes of this paragraph, any royalty payments due under the Agreement shall be deemed "earned" only at the time they are paid to TALENT.

         (b) Subject to paragraphs 7.9, if applicable, and 10.2 (b) below, within one hundred twenty (120) days after the Contract Year has ended, if it is determined that TALENT has earned more than the Minimum Annual Compensation for services rendered during the Contract Year, TALENT shall be paid in one lump sum within fifteen (15) days thereafter the difference between the Minimum Annual Compensation and what TALENT actually earned for services rendered during the Contract Year."

2. The parties hereby agree to replace paragraph 7.3 of the Agreement in its entirety as follows:

     "7.3 PROMOTER shall not be liable in any way to pay royalties, residuals, fees, or any other compensation whatsoever to TALENT in connection with the performance of Talent's Services other than as set forth in paragraph 7.1
     (a)."

3. All terms not defined herein shall have the same meaning given them in the Agreement. Except as expressly or by necessary implication modified hereby, the terms and conditions of the Agreement are hereby ratified and confirmed without limitation or exception.

Mr. Vince McMahon
Page 2


Please confirm your acceptance of this First Amendment as set forth above by signing and notarizing in the space provided on each of the enclosed two (2) copies and return them to me. One (1) fully executed copy will be returned to you for your files. Thank you in advance for your prompt attention to this matter.


Very truly yours,



Edward L. Kaufman

ELK: ks





ACKNOWLEDGED AND AGREED:

WORLD WRESTLING FEDERATION                       VINCENT K. MCMAHON
ENTERTAINMENT, INC.
("WWFE")


By: _________________________________         _________________________________
     Edward L. Kaufman
     Senior Vice President and
     General Counsel

Date: _________________________________       Date: ___________________________

Mr. Vince McMahon
Page 3



STATE OF CONNECTICUT                )
                                    ) ss:
COUNTY OF FAIRFIELD                 )

         I am a Notary Public for said County and State, and do hereby certify that Vincent K. McMahon personally appeared before me this day and acknowledged the due execution of the foregoing instrument to be his free act and deed for the purposes therein expressed.

         WITNESS my hand and notarial seal this _____ day of ______________, 2001.


                                                _______________________________
                                                           Notary Public
My commission expires: ____________




STATE OF CONNECTICUT                )
                                    ) ss:  Stamford
COUNTY OF FAIRFIELD                 )


         On ____________________ 2001, before me personally came Edward L. Kaufman, Senior Vice President and General Counsel of World Wrestling Federation Entertainment, Inc., to me known, and known to me to be the individual described in, and who executed the foregoing, and duly acknowledged to me that he is a duly authorized corporate officer of World Wrestling Federation Entertainment, Inc., and that he executed the same on behalf of said Company.

         WITNESS my hand and notarial seal this _____ day of_______________, 2001.

                                                _______________________________
                                                           Notary Public
My commission expires:  ____________